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                                                                   EXHIBIT 10.20




                                   AMENDMENT
                                       to
        MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT ("AGREEMENT")
                                    between
                          MOTOROLA, INC. ("Motorola")
                                      and

                       BearCom Operating L.P. ("Dealer")



     Effective the Motorola Signature Date shown below, Motorola and Dealer agree to amend the Agreement as follows:

     A. Section 7 of the Agreement is entitled "Sales Performance". The third paragraph of subparagraph (b) of Section 7 which begins "Due to such things as the......." and ends ".......catalog sales or similar activities." is replaced in its entirety with the following:

     "Due to such things as the importance of customer contact in connection with the sales of the Products, Dealer shall not promote, advertise, or sell the Products outside of Dealer's Area through mail order, phone bank solicitation, catalogue sales, or similar activities. "Similar activities" include but are not limited to the promotion, advertisement or sale of the Products through use of any type of on-line computer service (e.g., World Wide Web, Internet, etc.).

     Except as amended by the foregoing, the Agreement remains in effect in accordance with all its existing terms, conditions and amounts.

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
     MOTOROLA, INC.                                                   DEALER

                                                          PAGE COM GP INC

By: /s/ LEO ZIMINSKY                                 By:  /s/ JOHN P. WATSON, Pres.
   ---------------------------------------               ------------------------------------------
         (Authorized Signature)                                  (Authorized Signature)

        Leo Ziminsky
   ---------------------------------------               ------------------------------------------
              Print Name                                               Print Name

        V.P. and General Manager                          General Partner of Bearcom Operating LP
   ---------------------------------------               ------------------------------------------
              Print Title                                              Print Title

             SEP 20 1996
   ---------------------------------------               ------------------------------------------
           Signature Date                                             Signature Date
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